Offerings - Offering: 1	Apr. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 74,284,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,258.62
Offering Note	(1) The transaction value is calculated as the estimated aggregate maximum purchase price for preferred shares of beneficial interest of Eaton Vance Senior Floating-Rate Trust (the “Fund”). Calculated as the aggregate maximum price to be paid for 3,032 shares in the offer (100% of the Fund’s total number of preferred shares outstanding as of March 31, 2026) based on a price of 98% of the liquidation preference of $25,000 per share (or $24,500 per share).Calculated at $138.10 per $1,000,000 of the Transaction Value.